SUNAMERICA SERIES TRUST

Supplement to the Prospectus dated September 30, 2002

(Class 3 Shares)

In the chart under the section titled "Portfolio Management," the portfolio management disclosure with respect to Putnam Investment Management, LLC's management of the Putnam Growth Portfolio is deleted in its entirety and replaced with the following:
Portfolio	Adviser/ Subadviser	Name and Title of Portfolio Manager (and/or Management Team)	Experience
Putnam Growth Portfolio	Putnam	Brian O'Toole, Managing Director and Chief Investment Officer of the Large Cap Growth Team

Mr. O'Toole joined Putnam in 2002 and has 16 years of investment experience. He heads the team managing global and U.S. large-cap growth equity portfolios. Prior to joining Putnam, he was Managing Director and Head of U.S. Growth Equities for Citigroup Asset Management (1998-2002) and Senior Portfolio Manager at The Northern Trust Company (1994-1998).

Eric M. Wetlaufer, Managing Director and co-CIO of Specialty Growth

Mr. Wetlaufer joined Putnam in 1997 and has 16 years of investment experience. He co-leads the teams responsible for managing mid-cap growth equity institutional portfolios. Mr. Wetlaufer holds the Chartered Financial Analyst designation.

Walton D. Pearson, Senior Vice President and Senior Portfolio Manager

Mr. Pearson, who has 18 years of investment industry experience, is a member of the team responsible for managing U.S. large-cap growth equity portfolios for both institutional and mutual fund investors. Prior to joining Putnam in 2003, he was Senior Vice President and Portfolio Manager at Alliance Capital Management.

Tony H. Elavia, Managing Director of the Large Cap Growth Team

Dr. Elavia joined Putnam in 1999 and has 14 years of investment experience. His group manages quantitative portfolios and the quantitative research processes across equity products. Prior to joining Putnam, he was President of TES Partners (1998-1999) and Executive Vice President of Voyager Asset Management (1995-1998).

Dated: March 5, 2003